POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 21, 2015 TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 27, 2015, AS PREVIOUSLY SUPPLEMENTED JUNE 30, 2015 OF:

PowerShares S&P Emerging Markets High Beta Portfolio

Important Notice Regarding Changes in the Name, Investment Objective,

Underlying Index and Principal Investment Strategy of

PowerShares S&P Emerging Markets High Beta Portfolio

At a meeting held on December 17, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved changes, effective as of the close of markets on March 18, 2016 (the “Effective Date”), to the investment objective, principal investment strategy, name, ticker symbol and underlying index of PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”).

Therefore, as of market close on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Fund Name	New Fund Name
PowerShares S&P Emerging Markets High Beta Portfolio	PowerShares S&P Emerging Markets Momentum Portfolio

2.) Ticker Symbol Change. The Fund’s ticker symbol will change, as set forth in the table below:

Current Ticker Symbol	New Ticker Symbol
EEHB	EEMO

3.) Underlying Index Change. S&P Dow Jones Indices LLC is, and will remain, the index provider for the Fund; however, a new underlying index for the Fund (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index
S&P BMI Emerging Markets High Beta IndexTM	S&P Momentum Emerging Plus LargeMidCap Index

4.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of the New Underlying Index.

5.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the securities of companies that comprise the New Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the New Underlying Index, which is constructed from constituents of the S&P Emerging LargeMidCap Index (the “Emerging LargeMidCap Index”) with the highest “momentum score.” The Emerging LargeMidCap Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each emerging economy country represented in that index. Historically, the Emerging LargeMidCap Index has included stocks from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates; however, this universe may change in according with the index methodology.

In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the New Underlying Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index.

In selecting constituent securities for the New Underlying Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score into five quintiles. Stocks with the highest momentum scores (the first quintile) are selected for inclusion in the New Underlying Index. The New Underlying Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score.

Please Retain This Supplement For Future Reference.

P-EEHB-SUMPRO-1 SUP-2 122115

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